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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): March 25, 2005

               CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2005-3).

                                  CWABS, INC.
         -----------------------------------------------------------

            (Exact name of registrant as specified in its charter)

              Delaware                    333-118926             95-4596514
-------------------------------    ------------------------  -------------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
          Incorporation)                                     Identification No.)

        4500 Park Granada, Calabasas, California                   91302
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        (Address of Principal Executive Offices)                (Zip Code)
       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01.  Other Events.
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The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2005, Commission File Number 1-10777), are incorporated by reference in this Form 8-K, in the registration statement and in the Prospectus Supplement relating to CWABS Asset-Backed Certificates Trust, Series 2005-3.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation



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

                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWABS, INC.




                                                  By: /s/ Leon Daniels, Jr.
                                                      ----------------------
                                                  Name:   Leon Daniels, Jr.
                                                  Title:  Vice President


Dated: March 29, 2005



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

                                 Exhibit Index
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Exhibit No.    Description
-----------    -----------

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation



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